Exhibit 10.1
Execution Version

SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
Dated September 17, 2009
Among
RESOLUTE ANETH, LLC,
as Borrower,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
WELLS FARGO BANK, NATIONAL ASSOCIATION
and BMO CAPITAL MARKETS FINANCING, INC.,
as Co-Syndication Agents,
DEUTSCHE BANK SECURITIES INC. and FORTIS CAPITAL CORP.,
as Co-Documentation Agents,
and
The Lenders Party Hereto

     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of September 17, 2009, is by and among Resolute Aneth, LLC, a Delaware limited liability company (the “Borrower”), Resolute Holdings Sub, LLC, a Delaware limited liability company, and certain of its subsidiaries (collectively, the “Guarantors”), Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents (the “Co-Syndication Agents”), Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents (the “Co-Documentation Agents”) and the other Lenders party hereto (the “Lenders”).
Recitals
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Amended and Restated Credit Agreement, dated April 14, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated June 27, 2007, that certain Second Amendment to Amended and Restated Credit Agreement, dated September 12, 2007, that certain Third Amendment to Amended and Restated Credit Agreement dated September 30, 2008, that certain Fourth Amendment to Amended and Restated Credit Agreement dated May 12, 2009, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated July 28, 2009 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend the Credit Agreement to permit the merger of an Affiliate of the Borrower with Hicks Acquisition Company and to make the other modifications specified herein; and
     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Majority Lenders are willing to amend the Credit Agreement and to take such other actions as provided herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
Each capitalized term used in this Sixth Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.
ARTICLE II
Amendments
     Section 2.01 Amendments to Section 1.02 of the Credit Agreement.

          (a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:
     “Hicks Merger” means the transactions described in that certain Purchase and IPO Reorganization Agreement among Hicks SPAC, Resolute Energy Corporation and others, dated August 2, 2009, whereby (a) Hicks SPAC and the Loan Parties (as constituted immediately prior to the Sixth Amendment Effective Date) other than Resolute Holdings Sub, LLC become direct or indirect wholly-owned Subsidiaries of Parent and (b) Parent becomes a publicly held corporation.”
     “Hicks SPAC” means Hicks Acquisition Company I, Inc., a Delaware corporation.
     “Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of September 17, 2009, among the Borrower, the Administrative Agent and the other Lenders party thereto.”
     “Sixth Amendment Effective Date” means the first Business Day on which all of the conditions precedent set forth in Article III of the Sixth Amendment shall have been satisfied.”
     (b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “Agreement” means this Credit Agreement, as amended by the First Amendment, further amended by the Second Amendment, further amended by the Third Amendment, further amended by the Fourth Amendment, further amended by the Fifth Amendment, and further amended by the Sixth Amendment, as the same may from time to time be amended, modified, supplemented or restated.”
          (c) The definition of “Change in Control” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “Change in Control” means (a) a majority of the board of directors of Parent ceases to be composed of individuals (i) who were members of such board on the Sixth Amendment Effective Date, (ii) whose election or nomination to such board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of such board, or (iii) whose election or nomination to such board was approved by individuals referred to in clause (i) or (ii) above constituting at the time of such election or nomination at least a majority of such board, (b) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan) shall acquire beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the SEC under the Securities

Exchange Act of 1934, as amended, and including holding proxies to vote for the election of directors other than proxies held by Parent’s management or their designees to be voted in favor of persons nominated by Parent’s board of directors) of 35% or more of the outstanding voting securities of Parent, measured by voting power (including both common stock and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in the elections for directors of Parent), or (c) Parent shall cease to own, directly or indirectly, at least 99.5% of the Equity Interests of Borrower.”
          (d) The definition of “Parent” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
          “Parent” means Resolute Energy Corporation, a Delaware corporation.”
     Section 2.02 Amendment to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “Each Loan Party will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (a) Loan Parties may make Restricted Payments to each other, (b) Hicks SPAC and Parent may make payments in respect of forward stock purchase agreements entered into by Hicks SPAC or Parent in order to secure approval of the Hicks Merger, and (c) Parent may make Restricted Payments not to exceed $1,500,000 in the aggregate during any fiscal year or $2,500,000 in the aggregate during the term of this Agreement (other than (i) upon the occurrence and during the continuance of any Event of Default with respect to matters specified in Sections 10.01(a), (b), (f), (g), (h), (i), (j) or (k), or (ii) when the Borrowing Base Utilization Percentage exceeds ninety percent (90%)).”
     Section 2.03 Amendment to Section 9.05(j) of the Credit Agreement. Section 9.05(j) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “(j) loans and advances to directors, officers and employees of Parent or any Restricted Subsidiary permitted by applicable law not to exceed $250,000 in the aggregate at any time.”
     Section 2.04 Amendment to Section 9.11 of the Credit Agreement. Section 9.11 of the Credit Agreement is hereby amended by:
          (a) adding “(a)” immediately prior to “any Restricted Subsidiary” in the fourth line thereof; and
          (b) deleting the period at the end of the last line of Section 9.11 and replacing it with “, and (b) the applicable Loan Parties may consummate the Hicks Merger.”

     Section 2.05 Amendment to Section 9.12 of the Credit Agreement. Section 9.12 of the Credit Agreement is hereby amended by:
          (a) deleting the “and” immediately following clause (e) thereof;
          (b) inserting immediately after clause (f) thereof and immediately prior to the proviso that follows clause (f), the following: “and (g) the sale or other disposition of the Equity Interests in the Borrower to Hicks SPAC and the transfer of Equity Interests in Borrower and the Guarantors to Resolute Energy Corporation in connection with and as part of the Hicks Merger;”.
     Section 2.06 Amendment to Section 9.20 of the Credit Agreement. Section 9.20 of the Credit Agreement is hereby amended by adding “; provided that Borrower may prepay all outstanding loans under the Second Lien Credit Agreement with the proceeds of the Hicks Merger” immediately before the period at the end of Section 9.20.
ARTICLE III
Conditions Precedent
     This Sixth Amendment shall be subject to the satisfaction of the following conditions precedent or concurrent on or before October 15, 2009, and after giving effect to this Sixth Amendment:
     (a) the Borrower, each of the Guarantors and each of the Majority Lenders shall have executed and delivered counterparts of this Sixth Amendment;
     (b) the Borrower, each of the Guarantors and the Administrative Agent shall have executed and delivered an amendment to the Guaranty and Collateral Agreement that, among other things, releases the guaranty and pledge of assets by Resolute Holdings Sub, LLC, and each of Resolute Energy Corporation and Hicks SPAC shall have executed and delivered a joinder agreement to the Guaranty and Collateral Agreement and taken such other actions necessary to grant and perfect a security interest in its respective Property;
     (c) substantially contemporaneously with the effectiveness of this Sixth Amendment, (i) the Hicks Merger shall be consummated upon terms reasonably satisfactory to the Administrative Agent, (ii) all loans outstanding under the Second Lien Credit Agreement shall be repaid in full from the proceeds of the Hicks Merger, and (iii) the remaining proceeds of the Hicks Merger, net of (A) payments to redeem, repurchase or otherwise cause to terminate any Hicks SPAC public warrants, (B) payments in respect of any forward stock purchase agreements entered into by Hicks SPAC or Parent in order to secure approval of the Hicks Merger, and (C) the expenses associated with the Hicks Merger, shall be used to prepay Loans;
     (d) the Lenders shall have received all expenses for which invoices have been presented, on or before the Sixth Amendment Effective Date; and
     (e) the Lenders shall have received such legal opinions, officer’s certificates, resolutions, documents and other instruments as are customary for transactions of this type or as they may reasonably request.

ARTICLE IV
Representations and Warranties
     The Borrower hereby represents and warrants to each Lender that:
     (a) Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Sixth Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.
     (b) At the time of, and immediately after giving effect to, this Sixth Amendment, no Default has occurred and is continuing.
     (c) The execution, delivery and performance by the Borrower of this Sixth Amendment have been duly authorized by the Borrower.
     (d) This Sixth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
     (e) The execution, delivery and performance by the Borrower of this Sixth Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Sixth Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by this Sixth Amendment or the Loan Documents).
ARTICLE V
Miscellaneous
     Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Sixth Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Sixth Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Sixth Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Sixth Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Sixth Amendment.
     Section 5.02 GOVERNING LAW. THIS SIXTH AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this Sixth Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Sixth Amendment are hereby incorporated into this Sixth Amendment in their entirety.
     Section 5.04 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders. The agreement set forth in this Section 5.04 shall survive the termination of this Sixth Amendment and the Credit Agreement.
     Section 5.05 Entire Agreement. This Sixth Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Sixth Amendment is a Loan Document executed under the Credit Agreement.
     Section 5.06 Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Sixth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.
     Section 5.07 Successors. The execution and delivery of this Sixth Amendment by any Lender shall be binding upon each of its successors and assigns.
[Signatures Begin on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers as of the date first written above.
BORROWER:

RESOLUTE ANETH, LLC
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President – Finance and Chief Financial Officer

GUARANTORS:

RESOLUTE HOLDINGS SUB, LLC

RESOLUTE NATURAL RESOURCES
COMPANY, LLC (f/k/a Resolute Natural
Resources Company)

RNRC HOLDINGS, INC.

RESOLUTE WYOMING, INC. (f/k/a Primary Natural Resources, Inc.)

BWNR, LLC

WYNR, LLC

By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President – Finance and Chief Financial Officer
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Kevin Scotto
Kevin Scotto
Vice President
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender
By:	/s/ Oleg Kogan
Oleg Kogan
Vice President
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Co-Syndication Agent and a Lender
By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent
By:	/s/ Vincent D’Amore
	Name:	Vincent D’Amore
	Title:	Director

By:	/s/ Valerie Shapiro
	Name:	Valerie Shapiro
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

By:	/s/ Valerie Shapiro
	Name:	Valerie Shapiro
	Title:	Vice President
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

FORTIS CAPITAL CORP., as Co-Documentation Agent and a Lender
By:	/s/ Scott Myatt
	Name:	Scott Myatt
	Title:	Director

By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

UNION BANK, N.A., as a Lender
By:	/s/ Douglas Gale
	Name:	Douglas Gale
	Title:	Vice President
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

COMERICA BANK, as a Lender
By:	/s/ Matt Turner
	Name:	Matt Turner
	Title:	Corporate Banking Officer
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

GUARANTY BANK AND TRUST COMPANY, as a Lender
By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

CITICORP USA, INC., as a Lender
By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-In Fact
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement

ALLIED IRISH BANKS, p.l.c., as a Lender
By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Vice President
Signature Page to
Sixth Amendment to Amended and Restated Credit Agreement